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                                                                EXHIBIT 10.19(a)



                               Mobile Media Group
                  c/o Cambridge Associates Holdings Corporation
                               443 Congress Street
                               Portland, ME 04101



                            As of September 25, 2000



i3 Mobile, Inc.
181 Harbor Drive
Third Floor
Stamford,  CT   06902

        Re: Projects covered by the Broadcast Entertainment.com agreement.

Gentlemen:

        Reference is made to the Master Content Provider Agreement (the "Agreement") dated 9 February, 2000 between i3 Mobile, Inc ("i3") and Broadcast Entertainment.com, Inc. ("BE"). Mobile Media Group, Inc. ("MMG") is the successor in interest to all of BE's rights and obligations under the Agreement. MMG and i3 have been working together in connection with a number of MMG initiatives, some of which may not clearly fall within the definition of "entertainment related areas" described in Appendix "A" of the Agreement. It is the desire of i3 and MMG to regularize their relationship with regard to such initiatives, and, accordingly, i3 and MMG agree that the Agreement is hereby amended as follows:

1. Those projects which may be separately designated in writing by MMG which include the parties described in Exhibit "A", attached hereto and by this reference made a part hereof, are acknowledged to be MMG initiatives and are, together with those future mobile projects designated in writing by MMG which include either the same or related third parties, referred to herein as the "Projects". It is expressly understood and agreed that MMG shall only have the right to designate hereunder as "Projects" those initiative and projects which have at least reached the stage of a preliminary letter of understanding on or before December 31, 2001.

2. Notwithstanding anything to the contrary contained in the Agreement the Projects are deemed, for all purposes, included as so called "entertainment related areas", and, accordingly are and will continue to be fully subject to the mutual exclusivity clauses of the Agreement and, where applicable, all other provisions of the Agreement relating to content, data or transactional services where MMG (or BE) is the sole aggregator thereof. Both the economic terms and i3's participation for each Project shall be subject to good faith negotiation between the parties on a case by case basis; provided, however, that, in the event i3 agrees to participate in a Project but the parties can not agree on economic terms, then the parties can either (a) mutually agree to proceed on the economic terms (i.e. 60%-40%) described in the Agreement or, (b) rescind the designation of the applicable initiative or project as a Project hereunder and , subject to the timeframe set forth in paragraph 1, MMG shall be entitled to pursue each such opportunity with other third parties, and i3 shall have no right to pursue such opportunity with the same or any other third party, and the parties shall be deemed to have executed a standard Non-Disclosure/ Non-Use Agreement with regard to information disclosed, including exclusions customarily included in such agreements.

3. It is the intent of this amendment that MMG and i3 will continue to work together, on an exclusive basis on all present and future mobile development for all third party companies participating in the Projects and all future efforts derived, out of the Projects, and all corporate relationships developed as a part of such Project.

4. Except as expressly set forth herein, the Agreement shall remain in full force and effect, and both parties hereto acknowledge and agree that MMG shall have all of the rights and obligations of BE thereunder.

        If the forgoing is in accordance with your understanding, please so indicate by signing hereinbelow.

AGREED TO AND ACCEPTED:

Mobile Media Group, Inc.
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BY Michael A. Liberty
  -------------------------

  its Chairman
     -------------------------

i3 Mobile, Inc

BY Stephen G. Maloney
  -------------------------

  its President and CEO
     -------------------------




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                                   Exhibit A



Alamo Car Rental                             Motel 6
American Skiing Company                      Qvergent
Amtrak                                       Resort Sports Network
Anonymous Productions                        Seattles Best
Avis Car Rental                              Starbucks
BaliHai                                      Taco Bell
BanDai                                       Target
Best Buy                                     TGI Friday
Bluelight.com/Kmart                          The Runner
Blockbuster                                  Thrifty Car Rental
Broadcast America                            Tisch (Loews Hotels)
Budget Car Rental                            Tommy Hilfiger
Burger King                                  Walmart/Sams Club
Casey Wasserman                              Wamaco
Circuit City                                 Wendys
Comfort Inn                                  WWF
Dairy Queen                                  XFL
Domino's Pizza                               Your Mobile.com
Dunkin Donuts
Electronic Arts
EsportsE.Com
Endless Travel
ESP
Extended Media
Fandango
Fox Travel
Hello Mabel
Hertz Car Rentals
Hilton Hotels
Hollywood Video
Home Depot
I Win
IceBox
Kentucky Fried Chicken
Krispy Kreme
Las Vegas Resorts & Gaming Ventures
Latin TV
Loews
Magna Entertainment
Marriott Hotels
McDonalds
Medibuy